UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 22, 2008 (August 19, 2008)

KIMBALL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506

(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (812) 482-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On August 19, 2008, Thomas J. Tischhauser, age 50, was appointed to the Board of Directors (the "Board") of Kimball International, Inc. (the "Company") representing the Class A shareholders. Mr. Tischhauser is a former Vice President of Continental Automotive Systems Group and previously held the position of Corporate Vice President and General Manager for Motorola's Automotive Electronics Group. Mr. Tischhauser shall serve as a Director of the Company until the next Annual Meeting of Share Owners of the Company. Mr. Tischhauser has not yet been named to serve on any of the committees of the Board. All non-employee Directors of the Company receive an annual retainer of $40,000 per year for service as a Director. Directors also are reimbursed for travel expenses incurred in connection with Board meetings.  There are no arrangements or understandings between Mr. Tischhauser and any other person pursuant to which Mr. Tischhauser was appointed a Director of the Company.

The Company's press release announcing the appointment of Mr. Tischhauser is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On August 19, 2008, the Board of the Company approved a resolution to amend the By-laws of the Company. The resolution contained one amendment to the By-laws which was effective immediately.

1. Article V: Directors, Section 1 - Number was amended to change the number of members that the Board shall consist of to ten (10) members, nine (9) of whom shall be elected by holders of Class A Common Stock, voting as a class, and one (1) of whom shall be elected by holders of Class B Common Stock, voting as a class. The previous provision was that the Board of the Company shall consist of nine (9) members, eight (8) of whom shall be elected by holders of Class A Common Stock, voting as a class, and one (1) of whom shall be elected by holders of Class B Common Stock, voting as a class.

This summary is not intended to be complete and is qualified in its entirety by reference to the Restated By-laws of Kimball International, Inc. included as Exhibit 3 (b) to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
3 (b)	Restated By-laws of Kimball International, Inc.
99.1	Press Release dated August 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Robert F. Schneider
ROBERT F. SCHNEIDER Executive Vice President, Chief Financial Officer

Date: August 22, 2008

EXHIBIT INDEX

Exhibit
Number	Description
3 (b)	Restated By-laws of Kimball International, Inc.
99.1	Press Release dated August 19, 2008